UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2026

Texas Ventures Acquisition III Corp

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-42609	98-1802457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1012 Springfield Avenue
Mountainside, New Jersey	07092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 985-8300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	TVACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	TVA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Non-Convertible Promissory Note

As previously disclosed in the Current Report on Form 8-K filed by Texas Ventures Acquisition III Corp (the “Company”) with the Securities and Exchange Commission on October 20, 2026, on October 19, 2026, the shareholders of the Company approved the extension on a monthly basis of the date by which the Company must consummate a business combination from October 24, 2026 up to July 24, 2027 (the date that is 27 months from the closing date of the Company’s initial public offering (the “IPO”)) (the “Extension”). Pursuant to the terms of the Extension, for each monthly extension, the Company is required to deposit $145,000 (each such deposit, an “Extension Payment”) into the trust account with Continental Stock Transfer & Trust Company established in connection with the IPO (the “Trust Account”) no later than two business days prior to the 24th day of each applicable month.

On October 20, 2026, the Company issued a non-convertible promissory note (the “Non-Convertible Note”) in the aggregate principal amount of $145,000 to Yorkville Acquisition Sponsor II, LLC, a Florida limited liability company (the “Sponsor”), in exchange for the Sponsor’s funding of $145,000 to the Company. On October 21, 2026, the Company deposited the $145,000 principal amount of the Non-Convertible Note into the Trust Account as the first monthly Extension Payment, extending the date by which the Company must consummate a business combination to November 24, 2026.

Pursuant to the terms of the Non-Convertible Note, the principal balance shall not accrue interest and shall be payable by the Company on the earlier of the date on which the Company consummates its initial business combination or the date that the winding up of the Company is effective.

The foregoing description of the Non-Convertible Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Non-Convertible Note, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Non-Convertible Promissory Note, dated October 20, 2026, issued by the Company to the Sponsor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS VENTURES ACQUISITION III CORP

By:	/s/ Troy Rillo
Name:	Troy Rillo
Chief Executive Officer & Chief Financial Officer

Date: October 21, 2026